UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐ Soliciting Material Pursuant to § 240.14a-12

RADNET, INC.

(Name of Registrant as Specified in its Charter)

__________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RADNET, INC.
1510 Cotner Ave.
Los Angeles, CA 90025

SUPPLEMENT TO THE PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 11, 2015

The following information relates to the proxy statement (the “Proxy Statement”) of RadNet, Inc. (the “Company”) dated April 30, 2015, furnished to the stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for the 2015 Annual Meeting of Stockholders to be held at our principal executive office at 1510 Cotner Avenue, Los Angeles, CA 90025, on Thursday, June 11, 2015, at 10:00 a.m. (Pacific time) or at any adjournment or postponement thereof. All capitalized terms used in this supplement to the Proxy Statement and not otherwise defined herein have the meaning ascribed to them in the Proxy Statement.

THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

The purpose of this supplement is to update the section in the Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management” on pages 7 and 8 of the Proxy Statement to reflect the inclusion of an additional beneficial owner of 5% or more of our common stock as of March 31, 2015. Other than the updated information below, the Proxy Statement remains unchanged.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information concerning the beneficial ownership of the shares of our common stock as of March 31, 2015, by:

•	each person we know to be the beneficial owner of 5% or more of our outstanding shares of common stock;

•	our principal executive officer, principal financial officer and each of our three other most highly compensated executive officers as of December 31, 2014 (collectively, the “Named Executive Officers”);

•	each director; and

•	all of our current executive officers and directors as a group.

Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o RadNet, Inc., 1510 Cotner Ave., Los Angeles, CA 90025.

Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 43,810,280 shares of common stock outstanding on March 31, 2015. We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission (the “SEC”). In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed as outstanding shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of March 31, 2015. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

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Name of Beneficial Owner	Shares Beneficially Owned	Percent of Shares Beneficially Owned
5% or Greater Stockholders
Richard Mashaal (1)	2,988,118	6.82%
Alan Weber(2)	2,440,321	5.57%

Directors and Named Executive Officers
Howard G. Berger, M.D. (3)	5,396,140(4)	12.32%
Marvin S. Cadwell	270,089(5)	*
John V. Crues, III, M.D.	808,112(6)	1.84%
Norman R. Hames	897,276(7)	2.04%
Lawrence L. Levitt	266,666(8)	*
Michael L. Sherman, M.D.	282,963(9)	*
David L. Swartz	331,723(10)	*
Stephen M. Forthuber	552,151(11)	1.25%
Jeffrey L. Linden	1,064,077(12)	2.42%
Mark D. Stolper	266,303(13)	*
All directors and executive officers as a group (13 persons)	11,057,502(14)	24.55%

_______________

*	Represents less than 1%.
(1)	According to the Schedule 13G filed with the SEC on February 17, 2015, Mr. Mashaal maintains shared voting power over an aggregate of 2,988,118 shares of our common stock owned by various investment vehicles managed by Rima Senvest Management, LLC and Senvest International LLC. Mr. Mashaal is the management member of Rima Senvest Management, LLC and the president of Senvest International LLC. Mr. Mashaal, Rima Senvest Management, LLC and Senvest International LLC disclaim ownership of the shares other than the beneficial ownership for the limited purposes of filing the Schedule 13G with the SEC and except to the extent of their pecuniary interest, if any, in the shares. The address set forth in the Schedule 13G filing is 540 Madison Avenue, 32nd Floor, New York, New York 10022.
(2)	According to the Schedule 13D/A filed with the SEC on June 4, 2013, Mr. Weber maintains shared voting power over an aggregate of 2,002,615 shares of our common stock beneficially owned by JB Capital Partners LP for which Mr. Weber is the general partner. Mr. Weber maintains sole voting power of 437,706 shares of our common stock, which includes shares held by Mr. Weber’s spouse and held in custodial accounts for the benefit of his children. Mr. Weber disclaims beneficial ownership of the securities beneficially held by JB Capital Partners LP, except to the extent he has any pecuniary interest therein, if any. The address set forth in the Schedule 13D filing is 5 Evan Place, Armonk, New York 10504.
(3)	As a result of his stock ownership and positions as president, chief executive officer and chairman, Dr. Berger may be deemed to be a controlling person of our Company.
(4)	Beneficial ownership includes 270,026 shares held by the Howard and Fran Berger Family Trust, or the Trust, and 5,126,114 shares held by HFB Enterprises, LLC, or the LLC; Dr. and Mrs. Berger are co-trustees of the Trust and are co-managers of the LLC.
(5)	Beneficial ownership includes 35,000 shares subject to options exercisable within 60 days of March 31, 2015 and 35,343 shares of unvested time-based restricted stock..
(6)	Beneficial ownership includes 42,387 shares of unvested time-based restricted stock and 15,000 shares held by Dr. Crues’ spouse.
(7)	Beneficial ownership includes 175,000 shares subject to options exercisable within 60 days of March 31, 2015 and 44,004 shares of unvested time-based restricted stock.
(8)	Beneficial ownership includes 35,000 shares subject to options exercisable within 60 days of March 31, 2015 and 35,343 shares of unvested time-based restricted stock.
(9)	Beneficial ownership includes 35,000 shares subject to options exercisable within 60 days of March 31, 2015, shares 35,343 of unvested time-based restricted stock, and 1,950 shares held by Dr. Sherman’s spouse.
(10)	Beneficial ownership includes 35,000 shares subject to options exercisable within 60 days of March 31, 2015, shares 35,343 of unvested time-based restricted stock, and 31,500 shares held by Mr. Swartz’s spouse.
(11)	Beneficial ownership includes 200,000 shares subject to options exercisable within 60 days of March 31, 2015 and 44,004 shares of unvested time-based restricted stock.
(12)	Beneficial ownership includes 175,000 shares subject to options exercisable within 60 days of March 31, 2015 and 48,500 shares of unvested time-based restricted stock.
(13)	Beneficial ownership includes 87,500 shares subject to options exercisable within 60 days of March 31, 2014 and 42,404 shares of unvested time-based restricted stock.
(14)	Beneficial ownership includes 1,227,500 shares subject to options exercisable within 60 days of March 31, 2014, 362,668 shares of unvested time-based restricted stock and 48,450 shares held indirectly by certain spouses of the officers and directors.

Important Notice Regarding Availability of Proxy Materials for the 2015 Annual Meeting of Stockholders:

This Supplement, the Proxy Statement for the 2015 Annual Meeting of Stockholders, the Proxy Card and the 2014 Annual Report are available at www.proxyvote.com.

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